Exhibit 99.1

NATIONAL ENQUIRER, GLOBE, NATIONAL EXAMINER & NATIONAL ENQUIRER UK TO BE ACQUIRED BY VINCO VENTURES AND ICON PUBLISHING JOINT VENTURE VVIP VENTURES

VVIP Ventures and a360 Media also announce exclusive 90-day window for continuing discussions on additional business collaborations

+ The first step in our highly accretive M&A growth strategy and long-term vision to become one of the largest global content publishers in the celebrity arena — Vinco will monetize and modernize these iconic world-renowned legacy brands inside its digital-first content ecosystem.

+ VVIP Ventures will continue to create and publish exclusive celebrity news and content under the banner of these brands with the help of the existing editorial team which will transition over and will leverage Vinco’s cross-platform content and advertising partnerships through its existing digital platforms — including Lomotif, AdRizer, Mind Tank, Magnifi U and Honey Badger.

+ Vinco will bring the rich and prestigious 96+ year archive of content from the National Enquirer and these other publications to life across its various digital formats.

+ Vinco’s management remains focused on revenues and long-term profitability with a clear objective to self-contain and in-source all revenue synergies inside the content ecosystem.

Rochester, NY, February 6, 2023 – VVIP Ventures, LLC, a joint venture between Vinco Ventures, Inc. (Nasdaq: BBIG) (“Vinco Ventures,” “Vinco,” or the “Company”), a digital media and content technologies holding company, and ICON Publishing, LLC has entered into an Asset Purchase Agreement with magazine publisher a360 Media, LLC to acquire in cash the National Enquirer (both U.S. and U.K. editions), the National Examiner and Globe.

The transaction includes the acquisition of all print and digital assets and owned intellectual property of the National Enquirer (both U.S. and U.K. editions), National Examiner and Globe. The editorial teams of a360 Media responsible for these publications will also join the joint venture. The acquisition brings more than 96 years of prized content into the Vinco multimedia ecosystem creating new opportunities for wide-scale exploitation through the company’s digital, film, TV, digital and social divisions.

In addition to the acquisition of the National Enquirer, National Examiner and Globe, the Asset Purchase Agreement also gives VVIP Ventures the exclusive right for a 90-day period to discuss additional business collaborations with a360 Media.

The joint venture will also enter into a multi-year service agreement for publishing, financial and distribution services with a360 Media.

The closing of the acquisition is subject to certain consents and customary conditions to closing as described in the Asset Purchase Agreement. The media and entertainment team led by Tom K. Ara at DLA Piper LLP represented ICON and VVIP Ventures on the acquisition. Paul Weiss Rifkind Wharton & Garrison LLP represented the sellers. Jolie Kahn, Esq., of NY, NY represented Vinco Ventures in the transaction.

COMPANY STATEMENTS

“Vinco’s digital platforms and capabilities are well positioned to maximize revenues from these iconic and already profitable media brands. Our digital ecosystem will be critical in heightening the reputation and recognizability of the National Enquirer, National Examiner and Globe to a broader audience and the editorial team joining us from these publications will play an important role in these efforts. We look forward to integrating these publications into our business and continuing their legacy of success.” Executive Chairman of the Board, Rod Vanderbilt said.

“The Vinco Ventures ecosystem and digital platforms provide an opportunity for these brands to find further growth and opportunity as we continue to sharpen our focus on a360 Media’s women’s lifestyle and celebrity and entertainment brands, bolstered by the recent acquisitions of Bauer’s US publishing business and Centennial Media. We look forward to our new partnership with Vinco and ICON as we leverage accelerate360’s vast operational resources and services to provide publishing and distribution support for the acquired brands.” said a360 Media President, Doug Olson.

MONETIZING OPERATIONS

We expect to unlock value in the short, medium and long term for our shareholders through in-sourcing and cost synergies. A key business within the Vinco media ecosystem that will create new monetization opportunities for the news portfolio in many ways is AdRizer, a leading publisher and analytics solution with a focus on revenue attribution, which Vinco acquired in February 2022. Vinco’s AdRizer platform already services companies such as Google, Taboola, and Outbrain, and runs both real-time programmatic ad transactions and direct agreements with agencies and advertisers in its own proprietary platform. AdRizer’s technology creates a virtual trading platform for publishers and advertisers allowing them to connect and use A.I. to provide the best possible advertising ROI real time. This includes display and video ads across desktops, mobile apps, mobile web, and TV.

Also cross-pollinating with the acquired media portfolio will be Mind Tank – a digital media company that operates a portfolio of different vertical brands connecting premium advertising partners to its audience. Mind Tank creates and distributes easily consumable content through social media and discovery networks across all platforms and leverages its data-driven technology solutions to help grow audiences, monetization and evolve digital ecosystems.

Other platforms in Vinco’s content-centric ecosystem include Lomotif, which was recently ranked #3 in begindot.com’s best TikTok alternatives (https://www.begindot.com/best-tiktok-alternatives) for sharing short viral videos, and Magnifi U, an immersive, online education platform that helps its audience develop skills, nurture strengths, and live in alignment with their purpose. Both platforms will utilize and create content to be shared on the new platforms as well as across the ecosystem to drive unique user experiences.

TV, FILM & PODCASTS

Bringing high quality content across platforms strengthens Vinco’s end-to-end ability to monetize and bring to market its intellectual property in increasingly attractive new formats. Furthermore, a slate of additional brands is under development.

Vinco intends to aggressively pursue TV, film and podcast licensing partnerships, as well as creating new productions, leveraging the National Enquirer’s legendary archive, in-depth investigative journalism and breaking news.

While monitoring market trends and adjusting our strategy as necessary to maintain a competitive edge, Vinco remains committed to a financially disciplined approach — executing on high-potential, profitable business acquisitions and expansions through analysis of cash flow and EBIDTA that align with our long-term vision and goals for efficient capital growth.

About ICON Publishing

Through innovation, disruption and content creation, ICON Publishing, LLC, founded by Ted Farnsworth, strives to create and monetize synergies between legacy media brands and digital media brands.

About a360 Media

Accelerate360’s media group, a360 Media, includes well-known brands in celebrity/entertainment and women’s lifestyle engaging millions of consumers monthly across multichannel platforms including digital, magazine, and social media channels.

About Vinco Ventures

Vinco Ventures, Inc. (Nasdaq: BBIG) is focused on the development of digital media and content technologies. For more information visit Investors.vincoventures.com.

Forward-Looking Statements and Disclaimers

This press release contains “forward-looking statements” as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are based upon beliefs of, and information currently available to, Vinco as well as estimates and assumptions made by Vinco’s management. These statements can be identified by the fact that they do not relate strictly to historic or current facts. When used in this press release the words “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “projected,” and other words or the negative of these terms and similar expressions as they relate to the applicable company identify forward-looking statements. Such statements reflect the current view of Vinco’s management with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Vinco and its consolidated subsidiaries and variable interest entities, including Lomotif, AdRizer and Honey Badger, and their respective industries, financial condition, operations and results of operations. Such factors include, but are not limited to, uncertainties as to the expected benefits from Vinco’s investments in Lomotif, AdRizer and Honey Badger and related growth initiatives including integration of the AdRizer platform with Lomotif and synergies between AdRizer, Lomotif and Honey Badger, and such other risks and uncertainties described more fully in documents filed by Vinco with or furnished to the Securities and Exchange Commission, including the risk factors discussed in Vinco’s Annual Report on Form 10-K for the period ended December 31, 2021 filed on April 15, 2022, and Vinco’s Quarterly Reports on Form 10-Q filed thereafter including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed on May 23, 2022, which are available at www.sec.gov. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although Vinco believes that the expectations reflected in the forward-looking statements are reasonable, Vinco cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, Vinco does not intend to update any of the forward-looking statements to conform these statements to actual results.